UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

                         Indiana                               1-15983                      38-3354643
         (State or other jurisdiction          (Commission               (IRS Employer

                 of incorporation)                       File No.)                 Identification No.)

2135 West Maple Road

Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On July 29, 2008, ArvinMeritor, Inc. issued a press release and will hold a conference call regarding its financial results for the fiscal quarter ended June 30, 2008. The release is furnished as Exhibit 99a to this Form 8-K.

The presentation by ArvinMeritor accompanying the conference call will be posted on the ArvinMeritor website at http://www.arvinmeritor.com/.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On July 24, 2008, the Compensation Committee of ArvinMeritor approved the following new annual base salaries for the Chief Financial Officer and other named executive officers, which are effective May 1, 2008 (except as noted below): Vernon G. Baker, II Senior Vice President and General Counsel, $500,000; Jeffrey A. Craig, Senior Vice President, Chief Financial Officer and Acting Controller, $428,000; Carsten J. Reinhardt, Senior Vice President and President, Commercial Vehicle Systems, $550,000; Philip R. Martens, Senior Vice President and President, Light Vehicle Systems, $600,000 ; and James D. Donlon, III James D. Donlon, III, Acting Chief Financial Officer, Light Vehicle Systems, $703,800 (effective 4/01/08).

     On July 25, 2008, the Board of Directors of ArvinMeritor approved a new annual base salary (effective May 1, 2008) of $1,150,000 for Charles G. McClure, Chairman of the Board, Chief Executive Officer and President. On July 25, 2008, the Board of Directors of ArvinMeritor also approved the grant to Mr. McClure of 150,000 shares of restricted stock and 300,000 options. The restricted stock and options vest three years from the date of grant. The options will be exercisable upon vesting at the closing price on the date of grant. The restricted stock and options vest 100% upon death, disability or change of control and in the event of any other termination are forfeited to the extent unvested.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99a – Press release of ArvinMeritor, Inc., dated July 29, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                               ARVINMERITOR, INC.

     By:_/s/ Vernon G. Baker,II_____

              Vernon G. Baker, II

                                                                       Senior Vice President and General Counsel

Date: July 29, 2008

EXHIBIT INDEX

Exhibit No.     Description

99a                Press release of ArvinMeritor, Inc., dated July 29, 2008